FEBRUARY 29, 1996

            DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC.

                       LIMITED-TERM GOVERNMENT FUND
                          A CLASS/B CLASS/C CLASS


                Supplement To Prospectus Dated February 29, 1996

The following supplements the information that appears in the section of the Prospectus "How to Buy Shares":

     For the limited period from December 1, 1995 through April 30, 1996, investors who held shares in any class of any Delaware Group fund as of December 1, 1995 may purchase Class A Shares of Limited-Term Government Fund at net asset value through the Delaware Group Asset Planner service if such shares are being purchased with proceeds from the redemption of shares of a fund (other than a money market fund) outside of the Delaware Group of Funds. The Investment Application and check for such a transaction should note that the investment is being made under the "NAV/Asset Planner Accommodation Program."

Exchanges from existing Delaware Group accounts into the Asset Planner service may be made at net asset value under the circumstances described under "Investing by Exchange" in Limited-Term Government Fund's Prospectus. Exchanges from existing, non-retirement Delaware Group accounts into the Asset Planner service may require two business days to be processed in order to minimize the potential taxable events related to the transfer.